EXHIBIT 10.1

FIRST AMENDMENT TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

March 10, 2006

among

XTO ENERGY INC.,

as Borrower,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

BANK OF AMERICA, N.A.,

BNP PARIBAS,

CALYON NEW YORK BRANCH,

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

and

CITIBANK, N.A.,

HARRIS NESBITT FINANCING, INC.,

and

SUNTRUST BANK,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,

as Co-Arrangers and Joint Bookrunners

FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of March 10, 2006, is among XTO ENERGY INC., a Delaware corporation, as the Borrower; JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Issuing Banks, and the Lenders party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of April 1, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this 5-Year Revolving Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.

(b) The first paragraph of the definition of “Applicable Margin” is hereby amended to read as follows:

“Applicable Margin” means, for any day, with respect to any Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the Applicable Margin per annum set forth below under the caption “Commitment Fee Rate” or “Eurodollar Spread”, as the case may be, based upon the rating by S&P and Moody’s, respectively, applicable on such date to the Index Debt:

Index Debt Ratings	Commitment Fee Rate	Eurodollar Spread
Category 1 >A3/A-	0.050%	0.25%
Category 2 Baa1/BBB+	0.070%	0.30%
Category 3 Baa2/BBB	0.090%	0.40%
Category 4 Baa3/BBB-	0.110%	0.55%
Category 5 <Ba1/BB+	0.125%	0.70%

provided that for each day during which the Borrower’s utilization of available commitments is greater than or equal to 50%, the then applicable Eurodollar Spread will be increased by 0.05% if the Borrower’s Index Debt Rating is in Category 1, 2 or 3 and will be increased by 0.10% if the Borrower’s Index Debt Rating is in Category 4 or 5.

(c) The definition of “Indebtedness” is hereby amended to insert the word “and” prior to clause (l) and to delete the phrase “, and (m) obligations in respect of “ship-or-pay” or “take-or-pay” contracts” in its entirety.

(d) The definition of “Maturity Date” is hereby amended in its entirety to read as follows:

“Maturity Date” means the later of (a) April 1, 2011 and (b) if maturity is extended pursuant to Section 2.05, such extended maturity date as determined pursuant to Section 2.05 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).

(e) The definitions of “Investments” and “Permitted Investments” are hereby deleted.

(f) The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means the First Amendment to 5-Year Revolving Credit Agreement dated as of March 10, 2006 among the Borrower and the Lenders party thereto.

2

2.2 Amendment to Section 1.04. Section 1.04 is hereby deleted and the following inserted in lieu thereof:

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP (including but not limited to any Statement of Financial Accounting Standards) or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision shall have been amended in accordance herewith.

2.3 Amendment to Section 6.02. Section 6.02(f) is hereby amended by deleting the amount “10%” in the last line thereof and inserting in lieu thereof “15%”.

2.4 Deletion of Section 6.05. Section 6.05 is hereby deleted and the following is inserted in lieu thereof:

“Section 6.05 Reserved.”

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02(b) of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date, including the payment to each Lender, that delivers an executed counterpart of this First Amendment prior to 12:00 noon (Houston time) on the Effective Date, of an amendment fee equal to 0.02% of its Commitment.

3.2 The Administrative Agent shall have received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received a favorable written opinion or opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent. The Borrower hereby requests its counsel to deliver such opinion.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

3

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) since December 31, 2005, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

XTO ENERGY INC.

By:	/s/ BRENT W. CLUM
Brent W. Clum
Vice President & Treasurer

S-1

Administrative Agent, Issuing Bank & Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ ROBERT C. MERTENSOTTO
Robert C. Mertensotto
Managing Director

S-2

Issuing Bank & Lender:	BANK OF AMERICA, N.A.

	By:	/s/ RONALD E. MCKAIG
Ronald E. McKaig
Senior Vice President

Lender:	BNP PARIBAS

	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President

	By:	/s/ GREG SMOTHERS
	Name:	Greg Smothers
	Title:	Vice President

S-4

Lender:	CALYON NEW YORK BRANCH

	By:	/s/ BERTRAND CORD’HOMME
	Name:	Bertrand Cord’homme
	Title:	Director

	By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Vice President

S-5

Lender:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ PAUL PRITCHETT
Paul Pritchett
Vice President

Lender:	CITIBANK, N.A.

	By:	/s/ JAMES R. REILLY, JR.
James F. Reilly, Jr.
Attorney-in-Fact

S-7

Lender:	HARRIS NESBITT FINANCING, INC.

	By:	/s/ MARY LOU ALLEN
Mary Lou Allen
Vice President

S-8

Lender:	SUNTRUST BANK

	By:	/s/ JAMES M. WARREN
James M. Warren
Managing Director

Lender:	ABN AMRO BANK N.V.

	By:	/s/ J.A. CONN
J. A. Conn
Managing Director

	By:	/s/ JOHN D. REED
John D. Reed
Director

S-10

Lender:	BARCLAYS BANK PLC

	By:	/s/ NICHOLAS A. BELL
	Name:	Nicholas A. Bell
	Title:	Director

S-11

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ FREDERICK LAIRD
	Name:	Frederick Laird
	Title:	Managing Director

	By:	/s/ MING K. CHU
	Name:	Ming K. Chu
	Title:	Vice President

Lender:	FORTIS CAPITAL CORP.

	By:	/s/ MICHELE JONES
Michele Jones
Senior Vice President

	By:	/s/ TROND O. ROKHOLDT
	Name:	Trond O. Rokholdt
	Title:	Managing director

S-13

Lender:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ KEITH JOHNSON
	Name:	Keith Johnson
	Title:	Managing Director

S-14

Lender:	WELLS FARGO BANK, N.A.

	By:	/s/ CHARLES D. KIRKHAM
Charles D. Kirkham
Vice President

Lender:	THE BANK OF NEW YORK

	By:	/s/ CRAIG ANDERSON
Craig Anderson
Vice President

S-16

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. HOUSTON AGENCY

	By:	/s/ JOHN W. MCGHEE
John W. McGhee
Vice President and Manager

S-17

Issuing Bank & Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ MARK E. THOMPSON
Mark E. Thompson
Vice President

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lender:	COMERICA BANK

	By:	/s/ PETER L. SEFZIK
Peter L. Sefzik
Vice President

S-20

Lender:	UBS LOAN FINANCE LLC

	By:	/s/ IRJA R. OTSA
	Name:	Irja R. Otsa
	Title:	Associate Director
Banking Products Services, US

	By:	/s/ RICHARD L. TAVROW
	Name:	Richard L. Tavrow
	Title:	Director
Banking Products Services, US

Lender:	KBC BANK, N.V.

	By:	/s/ JEAN-PIERRE DIELS
	Name:	Jean-Pierre Diels
	Title:	First Vice President

	By:	/s/ ERIC RASKIN
	Name:	Eric Raskin
	Title:	Vice President

S-22

Lender:	NATEXIS BANQUES POPULAIRES

	By:	/s/ LOUIS P. LAVILLE, III
Louis P. Laville, III
Vice President & Manager

	By:	/s/ TIMOTHY POLVADO
Timothy Polvado
Vice President & Manager

S-23